                                                                    EXHIBIT 23.2



                      CONSENT OF BRADSHAW, SMITH & CO., LLP


As independent public accountants, we hereby consent to the incorporation by reference of our report in this 10-KSB, dated August 20, 2003, into the Company's previously filed Registration Statements on Form S-8, File No. 33-30985.


                          /s/ BRADSHAW, SMITH & CO., LLP